UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                February 14, 2022

Technical Communications Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	001-34816	04-2295040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Domino Drive, Concord, MA	01742
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (978) 287-5100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 14, 2022, Technical Communications Corporation (the "Company") held its 2022 annual meeting of shareholders (the “Meeting”) at its executive offices in Concord, MA. Set forth below are the matters voted upon at the meeting and the voting results:

Proposal 1 - The Company’s shareholders voted to elect one Class I Director to serve on the Board of Directors for a term of three years expiring at the 2025 Annual Meeting of Stockholders. A summary of votes cast follows below:

Nominee	Votes for	Votes withheld
Ralph M. Norwood	548,750	28,680

There were 477,117 broker non-votes with respect to Proposal 1.

Proposal 2 - The Company's shareholders approved on an advisory, non-binding basis, the compensation of the Company's named executive officers as disclosed in the proxy statement for the Meeting, with 514,898 shares voting for and 61,775 shares voting against. There were 757 shares abstaining and 447,117 broker non-votes on this proposal.

Proposal 3 - The Company's shareholders approved the Technical Communications Corporation Equity Incentive Plan as disclosed in the proxy statement for the Meeting, with 1,022,027 shares voting for and 29,560 shares voting against. There were 2,960 shares abstaining on this proposal.

Proposal 4 - The Company's shareholders voted to ratify the appointment of Stowe & Degon, LLC as the Company's independent registered public accounting firm for the fiscal year ending September 24, 2022 with 513,287 shares voting for, 61,718 shares voting against, and 2,425 shares abstaining and 447,117 broker non-votes with respect to this proposal.

Item 9.01	Financial Statements and Exhibits.

a.	Financial statements of businesses acquired. Not applicable.
b.	Pro forma financial information. Not applicable.
c.	Shell company transactions. Not applicable
d.	Exhibits. Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Communications Corporation

Dated: February 14, 2022	By: /s/ Carl H. Guild, Jr.
Carl H. Guild, Jr.
President and Chief Executive Officer